EXHIBIT 10.1

SALISBURY BANCORP, INC.
2015 PHANTOM STOCK APPRECIATION UNIT
AND LONG-TERM INCENTIVE PLAN
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Amendment Number One
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THIS AMENDMENT NUMBER ONE (the “Amendment”) to the Salisbury Bancorp, Inc. 2015 Phantom Stock Appreciation Unit and Long-Term Incentive Plan (the “Plan”) is made by Salisbury Bancorp, Inc. (the “Company”) effective as of the 1st day of January, 2015.

WHEREAS, the Board of Directors of the Company (the “Board”) maintains the Plan; and

  WHEREAS, the Board desires to amend the Plan in order to limit the maximum number of Phantom Stock Appreciation Units that may be issued in any one Plan Year to 200,000; and

  WHEREAS, the Board further desires to amend the Plan in order to provide that grants of Phantom Stock Appreciation Units not made within a Plan Year shall not be added to or serve to increase the grant limit in any future Plan Year; and

  WHEREAS, Section 6.1 of the Plan authorizes the Board to amend the Plan.

NOW, THEREFORE, Amendment Number One is hereby adopted as follows:

1.	Section 3.1 of the Plan is hereby amended to read as follows:

“Available Phantom Stock Appreciation Units.  The number of Phantom Stock Appreciation Units available for Award under the Plan shall be Two Million Five Hundred Thousand (2,500,000), subject to adjustment as determined in Section 3.3.  The maximum number of Phantom Stock Appreciation Units that may be issued as Awards in any Plan Year shall be limited to 200,000, subject to adjustment as determined in Section 3.3, provided that un-awarded Phantom Stock Appreciation Units in any Plan Year shall not be carried over from one Plan Year to another in order to increase the maximum number of Phantom Stock Appreciation Units in any future Plan Year.”

IN WITNESS WHEREOF, this Amendment has been executed as of the date set forth below.

SALISBURY BANCORP, INC.

Date:  January 30, 2015                                                        By: /s/Richard J. Cantele, Jr.
Print Name: Richard J. Cantele, Jr.
                                                                                                Title: President and Chief Executive Officer